Exhibit 32.2

CERTIFICATION

OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 200 2

In connection with the Annual Report of Electronic Cigarettes International Group, Ltd (the “Company”) on Form 10-K for the period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip Anderson, Chief Financial Officer of Electronic Cigarettes International Group, Ltd, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2015	By:	/s/ Philip Anderson
Philip Anderson
Chief Financial Officer
(Principal Financial Officer)